UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Hall of Fame Resort & Entertainment Company
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT REMINDER TO STOCKHOLDERS

May 14, 2021

DEAR FELLOW STOCKHOLDER:

By now, you should have received your proxy materials for the 2021 Annual Meeting of Stockholders of Hall of Fame Resort & Entertainment Company, which is scheduled to be held virtually on June 2, 2021.  I am writing to remind you to vote your shares, if you haven’t done so already.  See the enclosed reminder notice and proxy card.  Also, please note that the Company recently filed an amendment to its Annual Report on Form 10-K.  You may view the Annual Report, as amended, and Notice and Proxy Statement online at www.proxyvote.com. If you have previously requested a paper copy or email copy of proxy materials, you will receive a paper copy or email copy, as applicable, of the amended Annual Report.

You may vote by attending the virtual Annual Meeting or by submitting a proxy. The method of voting by proxy differs for shares held as a record holder and shares held in “street name.”

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If you are a stockholder of record, you may vote (i) at the virtual Annual Meeting, (ii) by proxy through the Internet at www.proxyvote.com or (iii) by proxy using a proxy card. Your Internet vote must be received by 11:59 p.m. Eastern Daylight Time on June 1, 2021, to be counted. To vote using a proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.  To vote online during the virtual Annual Meeting, follow the provided instructions to join the Annual Meeting at www.virtualshareholdermeeting.com/HOFV2021, starting at 9:00 a.m. Eastern Daylight Time on Wednesday, June 2, 2021.

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If you are a beneficial owner of shares registered in the name of your brokerage firm, bank, dealer or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote online during the Annual Meeting, you must obtain a valid proxy from your brokerage firm, bank, dealer or other agent. Follow the instructions from your broker, bank or other agent, or contact that organization to request a proxy form.

If you should want to change your vote, please note that the method of changing your vote differs for shares held as a record holder and shares held in “street name.” If you are a stockholder of record, you may change your vote in any one of the following ways: (i) you may submit another properly completed proxy card with a later date, (ii) you may grant a subsequent proxy by through the Internet, (iii) you may send a timely written notice that you are revoking your proxy to: Secretary of Hall of Fame Resort & Entertainment Company, 2626 Fulton Drive NW, Canton, OH 44718, or (iv) you may vote during the Annual Meeting which will be hosted via the Internet. Your most recent proxy card or Internet proxy is the one that is counted. If your shares are held by your brokerage firm, bank, dealer or other agent as a nominee, you should follow the instructions provided by your broker, bank or other agent.

Please take a moment to vote your proxy at your earliest convenience, if you have not done so already. You should read carefully and consider the information contained in the Company’s Proxy Statement. Your Board recommends that you vote “FOR” ALL proposals. Even if you plan on attending the virtual meeting, I urge you to vote your shares now, so they can be tabulated prior to the meeting.

Thank you for your response.

Sincerely,

/s/ Michael Crawford
Michael Crawford
Chairman of the Board, President and Chief Executive Officer

Your **Vote** Counts!

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

2021 Annual Meeting

Vote by June 1, 2021
11:59 PM ET



HALL OF FAME
RESORT & ENTERTAINMENT CO.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY
2626 FULTON DRIVE NW
CANTON, OH 44718

D54981-P54549

You invested in HALL OF FAME RESORT & ENTERTAINMENT COMPANY and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important reminder regarding the availability of proxy material for the stockholder meeting to be held on June 2, 2021.**

Get informed before you vote

View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users
Point your camera here and vote without entering a control number

Vote by Mail
Submit with your prepaid envelope

Vote by Phone
800-690-6903

Vote Virtually at the Meeting*
June 2, 2021
9:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/HOFV2021

*Please check the meeting materials for any special requirements for meeting attendance.

V1

HALL OF FAME RESORT & ENTERTAINMENT COMPANY
Annual Meeting of Stockholders
June 2, 2021 9:00 AM EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Michael Crawford and Jason Krom, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated below, all of the shares of Common Stock of HALL OF FAME RESORT & ENTERTAINMENT COMPANY that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 2, 2021, virtually at www.virtualshareholdermeeting.com/HOFV2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Voting Items	Board Recommends	Voting Options
1. To elect three Class A directors for three-year terms		
Nominees:		
1a. Edward J. Roth III	✔ For	For ▢ Against ▢ Abstain ▢
1b. Mary Owen	✔ For	For ▢ Against ▢ Abstain ▢
1c. Lisa Roy	✔ For	For ▢ Against ▢ Abstain ▢
2. To approve an amendment to our 2020 Omnibus Incentive Plan to increase, by four million, the number of shares of common stock of the Company that will be available for issuance under the 2020 Omnibus Incentive Plan.	✔ For	For ▢ Against ▢ Abstain ▢
3. To ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021.	✔ For	For ▢ Against ▢ Abstain ▢

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature _______________ Date _______

D54982-P54549

Signature (Joint Owners) _______________ Date _______